Exhibit 10.19.3

                 SUPPLEMENT TO CONSTRUCTION MANAGEMENT AGREEMENT


              THIS SUPPLEMENT TO CONSTRUCTION MANAGEMENT AGREEMENT made this 30th day of October, 1996, between The Mullan Contracting Company, a corporation organized in the State of Maryland, hereinafter called the Contractor, and The Chestnut Partnership, a general partnership organized in the State of Maryland, hereinafter called the Owner.


WITNESSETH:

              THAT, WHEREAS the parties hereto executed a Construction Management Agreement dated September 4, 1996, which agreement the parties hereto desire to modify and as modified ratify and confirm.

              NOW, THEREFORE, the Contractor and the Owner, for the consideration hereinafter named, agree as follows:

              1. That the Guaranteed Maximum Cost as provided for in Article 4, Subsection 4.1.3 of the Construction Management Agreement is hereby established as $7,803,005.

              2. That Article 4, Section 4.6 is hereby deleted and made null and void as if never contained in the Construction Management Agreement.

              3. The Drawings, Project Manual and Addenda that constitute the basis of the Guaranteed Maximum Cost are listed in Exhibit 'A" and attached hereto.

              4. The timeframe (schedule) is included in Exhibit "B" and attached hereto.

              5. Except as modified herein, the Construction Management Agreement is hereby ratified and confirmed.


              IN WITNESS WHEREOF, the parties hereto have executed this Agreement the date and year first above written.

THE CHESTNUT PARTNERSHIP

By:           Blakehurst Joint Venture, a General Partnership

              By:   /s/ Stan G. Thurston
                    --------------------
                    Stan G. Thurston, President and Chief Executive Officer (Principal Executive Officer)

                    Date: 11-4-96

              By:   /s/ Arthur V. Neis
                    ------------------

                    Date: 11-12-96

And by:             THE WEST JOPPA ROAD LIMITED PARTNERSHIP,
                    General Partner

                    By:    Rosedale Care, Inc., General Partner

                           By: /s/ T.F. Mullan
                               ---------------
                               Thomas F. Mullan, III, President

                           Date:  11-4-96

                    By:    Continental Care, Inc., General Partner

                           By: /s/ J.A. Luetkemeyer, Jr.
                               -------------------------
                               John A. Leutkemeyer, Jr., President

                           Date:  11-4-96

THE MULLAN CONTRACTING COMPANY

              By: /s/ Michael J. Pierre
                  ---------------------
                  Michael J. Pierre, President

              Date:  10/30/96